Provisions - Summary of Breakdown of Provisions (Detail) - CLP ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
THIRD PARTY GUARANTEES, OTHER CONTINGENT ASSETS AND LIABILITIES
Decommissioning or restoration, Non-current	$ 79,493,801	$ 63,992,567
Total, Non-current	79,493,801	63,992,567
Provision for legal proceedings, Current	3,884,018	3,497,786
Other provisions, Current	1,298,849	1,798,849
Total, Current	$ 5,182,867	$ 5,296,635